UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 3, 2004
(Date of earliest event reported)

PAB Bankshares Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-11823	58-1473302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia	31602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (229) 241-2775

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated February 3, 2004

Item 12. Results of Operations and Financial Condition.

On February 3, 2004 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Exhibit Index
99.1	Press release dated February 3, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB Bankshares Inc. (Registrant)
February 03, 2004 (Date)	/s/ DONALD J. TORBERT, JR. Donald J. Torbert, Jr. Executive Vice President and Chief Financial Officer